Van Eck VIP Trust

Supplement dated March 7, 2012 (“Supplement”)
to the Prospectus dated May 1, 2011

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck VIP Trust (the “Trust”) regarding the Class R1 shares of Van Eck VIP Emerging Markets Fund, Van Eck VIP Global Bond Fund and Van Eck VIP Global Hard Assets Fund, each a series of the Trust (each a “Fund”). You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

At the close of business for the trade date April 30, 2012, the Class R1 shares of each Fund will convert into the Initial Class shares of such Fund. Class R1 shares are identical to Initial Class shares, except that Class R1 shares are subject to a redemption fee if held for 60 days or less. Class R1 shares converted or redeemed on the trade date April 30, 2012 will not be subject to the redemption fee.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE